Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.5209%



        Excess Protection Level
          3 Month Average   5.27%
          November, 1998   5.67%
          October, 1998   5.87%
          September, 1998   4.28%


        Cash Yield                                  17.96%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.34%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $ 40,339,382,471.40


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 3,787,462,952.91